BUCKEKE RETIREMENT PLUS SAVINGS PLAN

                                  Exhibit Index


Exhibit No.                                      Description

23                                               Consent of Independent Auditors


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                                   Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, Number 33-80865) pertaining to the Buckeye Retirement Plus Savings Plan of our report dated December 15, 1999 with respect to the financial statements and schedules of the Buckeye Retirement Plus Savings Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1999.


                                                     /S/ THOMPSON DUNAVANT PLC
                                                    ----------------------------
                                                     Thompson Dunavant PLC
Memphis, Tennessee
December 17, 1999